UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2005

IAC/INTERACTIVECORP

(Exact name of Registrant as specified in charter)

Delaware

0-20570

59-2712887

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

152 West 57th Street, New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 21, 2005, Arthur C. Martinez was elected to the Board of Directors of IAC/InterActiveCorp (“IAC”) and appointed to serve as a member of the Compensation/Benefits Committee of IAC’s Board of Directors.  Mr. Martinez retired in 2000 as Chairman of the Board, President and Chief Executive Officer of Sears, Roebuck and Co., positions he held from 1995.  He was Chairman and Chief Executive Officer of the former Sears Merchandise Group from 1992 to 1995.  Prior to his tenure at Sears, he served as Vice Chairman and a director of Saks Fifth Avenue from 1990 to 1992.  Mr. Martinez is also a director of PepsiCo, Inc., Liz Claiborne, Inc. and International Flavors & Fragrances Inc., and serves as Vice Chair of the Supervisory Board of ABN AMRO Holding, N.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IAC/INTERACTIVECORP

	By:	/s/ Gregory R. Blatt
	Name:	Gregory R. Blatt
	Title:	Executive Vice President and
General Counsel

Date: September 26, 2005